SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004
                               (February 12, 2004)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)

        Tennessee                        01-13031               62-1674303
  (State of Incorporation)          (Commission File No.)    (IRS Employer
                                                           Identification No.)


      111 Westwood Place, Suite 200
           Brentwood, Tennessee                               37027
 (Address of Principal Executive Office)                   (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250

    This Amendment No. 1 to Form 8-K is being filed by American Retirement Corporation to amend and restate in its entirety the Form 8-K filed by American Retirement Corporation with the Securities and Exchange Commission on February 12, 2004.

Item 9.  Regulation FD Disclosure.

     On February 12, 2004, American Retirement Corporation issued a press release announcing the redemption call of $4.5 million of its 10% Series B Convertible Senior Subordinated Notes Due 2008. A copy of the press release is furnished herewith as Exhibit 99.1. In the original Form 8-K, the press release was incorrectly furnished under Items 7 and 12.


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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN RETIREMENT CORPORATION

Date: February 12, 2004     By:      /s/ Bryan D. Richardson
                                  -----------------------------------------
                            Name:   Bryan D. Richardson
                            Title:  Executive Vice President and Chief
                                    Financial Officer



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



                                  EXHIBIT INDEX


                  No.                   Exhibit
                  ---                   -------

                  99.1                  Press Release dated February 12, 2004




















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